UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) November 13, 2003


            AEI NET LEASE INCOME & GROWTH FUND XX
                     LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-23778                      41-1729121
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


 30 East 7th Street, Suite 1300, St. Paul, Minnesota  55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)

Item 2.   Acquisition or Disposition of Assets.

       On November 13, 2003, the Partnership purchased a newly constructed Johnny Carino's restaurant in Alexandria, Louisiana from Kona Restaurant Group, Inc. (KRG). The total cash purchase price of the land and building was approximately $2,150,000. KRG is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

          (a)Financial  statements of businesses acquired  -
             Not    Applicable.     Property    was    newly
             constructed.

          (b)On   November   13,   2003,   the   Partnership
             purchased the property for $2,150,000. The property was acquired with cash which was provided from proceeds of sale of properties. A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 2002, the Partnership's Investments in Real Estate would have increased by $2,150,000 and its Current Assets
             (cash) would have decreased by $2,150,000.

             The Rental Income for the Partnership would have increased from $1,857,092 to $2,056,967 for the year ended December 31, 2002 and from $917,801 to $1,066,957 for the nine months ended September 30, 2003 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $58,966   and  $44,224  for  the   year   ended
             December  31,  2002 and the nine  months  ended
             September 30, 2003, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $3,400,169 to $3,540,078 and from $1,183,542 to $1,288,474, which would have resulted in Net Income of $154.29 and $56.66 per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the nine months ended September 30, 2003, respectively.


          (c)Exhibits

             Exhibit 10.1 - Purchase     Agreement     dated
                            November  13, 2003  between  the
                            Partnership and Kona  Restaurant
                            Group, Inc. relating  to     the
                            Property at 3213 MacArthur Drive
                            Alexandria, Louisiana.

             Exhibit 10.2 - Net   Lease  Agreement     dated
                            November  13,  2003  between the
                            Partnership and Kona  Restaurant
                            Group,  Inc.  relating   to  the
                            Property at 3213 MacArthur Drive
                            Alexandria, Louisiana.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI NET LEASE INCOME & GROWTH
                              FUND XX LIMITED PARTNERSHIP

                              By: AEI Fund Management XX, Inc.
                              Its: Managing General Partner


Date:  November 18, 2003      /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its Chief Financial Officer